PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Prudential Retirement Security Annuity V

Supplement to Prospectus Dated December 28, 2011

Supplement dated January 13, 2012

This Supplement should be read and retained with the current Prospectus for your annuity. This Supplement is intended to update certain information in the Prospectus for the Prudential Retirement Security Annuity V. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We are issuing this supplement to revise the current Insurance and Administrative Charge and to reflect the services associated with the administrative charge.

PROSPECTUS CHANGES

I.	Periodic Account Expenses

In the table under the heading “Periodic Account Expenses” on page 4 of the Prospectus, the “Insurance and Administrative Charge” and the “Total Annual Charge with the IncomeFlex Target Benefit” are revised to reflect the following:

	Current	Maximum
Annual Contract Fee [2]	$0	$150

Insurance and Administrative Expenses (As a percentage of average daily net assets of the sub-accounts)
Insurance and Administrative Charge	0.20%	1.50%

IncomeFlex Target Benefit	1.20%	1.80%

Total Annual Charge with the IncomeFlex Target Benefit [3]	1.40%	3.30%

2	Currently, we waive this fee. As shown in the table, we can increase this fee in the future up to a maximum of $150, but we have no current intention to do so.
3	The total annual charge is the sum of the insurance and administrative charge and the charge for the base IncomeFlex Target Benefit.

II.	Insurance and Administrative Charges

The section titled “Insurance and Administrative Charges” on page 28 of the Prospectus is deleted in its entirety and replaced with the following:

Each day we make a deduction for the insurance and administrative charges. These charges cover our expenses for mortality and expense risk, administration, marketing and distribution. The mortality risk portion of the charge is for assuming the risk that the Annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of Annuity Payments. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the Contract. The administrative expense portion of the charge compensates us for the expenses associated with the administration of the Contract. This may include preparing and issuing the Contract; establishing and maintaining Contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; systems costs; and may be used to facilitate compensation to third-party recordkeepers that provide services to employment based retirement plans.

The insurance and administrative charge equals, on an annual basis, the following percentages of the daily Contract Value:

	Current	Maximum
Insurance and Administrative Charge	0.20%	1.50%

This “Current” charge will be paid over to the third-party recordkeeper that provides recordkeeping services to your employment based retirement plan. While we presently charge the percentage amount reflected in the “Current” column above, we have the right to increase this charge up to the percentage amount reflected in the “Maximum” column above. We will give you written notice before increasing this charge.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

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